                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 8, 1997
                                                 ----------------


                         BAY VIEW CAPITAL CORPORATION
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            (Exact name of registrant as specified in its charter)


        Delaware                       0-17901                   94-3078031
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


2121 South El Camino Real, San Mateo, California                   94403
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (415) 573-7300
                                                   --------------

                                      N/A
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        (Former name or former address, if changed since last report.)

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Item 5.    Other Events.
           ------------

     On May 8, 1997, Bay View Capital Corporation, a Delaware Corporation ("Bay View Capital") issued a press release announcing the execution of an Agreement and Plan of Merger, dated May 8, 1997, by and among, Bay View Capital, America First Eureka Holdings, Inc. ("America"), America First Financial Fund 1987-A Limited Partnership ("America First") and America First Capital Associates Limited Partnership Five (the "Merger Agreement"). The Merger Agreement provides for the merger of America with and into Bay View Capital to be followed immediately by the merger of Eureka Bank, A Federal Savings Bank, a wholly owned subsidiary of America, with and into Bay View Bank, a wholly owned subsidiary of Bay View Capital, with Bay View Bank as the surviving corporation (the "Merger").

     Under the Merger Agreement, America First, as the sole stockholder of America, will be entitled to receive in the aggregate (A) $90,000,000 in cash and (B) Bay View Capital common stock (and the associated rights under the Bay View Capital Stockholder Protection Rights Agreement) with a value of $210 million (subject to adjustment) upon consummation of the Merger.

     Consummation of the Merger is subject to various conditions, including:
(i) approval of the Merger by the stockholders of Bay View Capital; (ii) approval of the Merger by the limited partners and holders of beneficial unit certificates of America First; (iii) approval of the Merger by the appropriate regulatory authorities; and (iv) satisfaction of certain other conditions.

     Immediately prior to the execution of the Merger Agreement, each of Bay View Capital and America were issued option agreements (the "Stock Option Agreements") providing the holder of the option with the right to purchase 19.9% of the voting equity position of the respective issuer.

     The Merger Agreement, the Stock Option Agreements, the press release issued on May 8, 1997 announcing the Merger and certain additional information regarding the acquisition are filed as Exhibits to this Report. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

     Statements contained in Exhibits 99.1 and 99.2 that are not historical facts may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Certain of such statements are identified as being based on consensus estimates (by analysts not affiliated with the Registrant). Further, such statements are subject to important factors that could cause actual results to differ materially from those in Exhibits 99.1 and 99.2, including the following: regional and national economic conditions; changes in levels of market interest rates; credit risks of real estate, consumer and other lending activities; regulatory factors (including regulatory approval of the acquisition); and the

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Registrant's ability to achieve synergies in the acquisition and to sustain or improve the performance of the acquired company.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

     (i)   Exhibits

     The Exhibits referred to in Item 5 of this Report and listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

Exhibit
Number                   Description
------                   -----------
2          Agreement and Plan of Merger, dated as of May 8, 1997, by and between
           Bay View Capital Corporation, America First Eureka Holdings, Inc.,
           America First Financial Fund 1987-A Limited Partnership and America
           First Capital Associates Limited Partnership Five

10.1       Stock Option Agreement, dated as of May 8, 1997, by and between Bay
           View Capital Corporation and America First Financial Fund 1987-A
           Limited Partnership

10.2       Stock Option Agreement, dated as of May 8, 1997, by and between Bay
           View Capital Corporation and America First Eureka Holdings, Inc.

99.1       Press release

99.2       Presentation

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BAY VIEW CAPITAL CORPORATION


Date: May 8, 1997                        By: /s/ ROBERT J. FLAX
                                             -----------------------------
                                             Robert J. Flax
                                             Executive Vice President and
                                              Corporate Secretary

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